UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04316

Midas Series Trust
(Exact name of registrant as specified in charter)

2255 Buffalo Road, Rochester, NY          14624
(Address of principal executive offices)     (Zip code)

Russell Kamerman, Esq.
2255 Buffalo Road
Rochester, NY 14624
(Name and address of agent for service)

Registrant's telephone number, including area code:    1-212-785-0900

Date of fiscal year end: 12/31

Date of reporting period: 1/1/23 - 12/31/23

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Reports to Stockholders.

Item 1(a):

Midas FUNDS Discovering Opportunities® December 31, 2023 ANNUAL REPORT MIDAS FUND | MIDAS MAGIC SIGN UP FOR FUND UPDATES at MidasFunds.com

MIDAS
INVESTING

P H  I L O S O P H Y

We believe that a quality investing approach can provide an important advantage in volatile markets.

We also believe that personal investment planning can be successful by following two simple rules.

•    Get started today with a regular monthly investment program.

•    Stick with your program through quality investing and a long term approach.

Midas Fund	Midas Magic
(Ticker: MIDSX)	(Ticker: MISEX)

Seeks primarily capital appreciation and protection against inflation and, secondarily, current income through investments principally in securities of natural resources companies, gold, silver, and platinum bullion and coins, and any type of equity security and in companies of any size, industry or sector, including both domestic and foreign companies.

Seeks capital appreciation by investing in any security type (e.g., common and preferred stocks, bonds, convertible securities, etc.) and in companies of any size, industry, or sector, including both domestic and foreign companies.

LETTER TO SHAREHOLDERS

The Office of Investor Education and Advocacy of the Securities and Exchange Commission (“SEC”) recently announced a public service campaign that encourages investors to never stop learning when it comes to protecting their hard-earned money and investing for their future. The campaign features a new TV spot, “Never Stop Learning,” and informational videos about caregivers, trusted contacts, protecting investors’ retirement money, and similar topics.

In the same announcement, SEC Chair Gary Gensler was quoted saying “to be an informed investor is to be a more effective investor, whether you are growing a nest egg, in retirement, or preparing for the inevitable bumps along the way.”

LEARN ABOUT DISCOVERING OPPORTUNITIES WITH MIDAS

At Midas we strongly agree with the SEC that investors should make informed investment decisions. That’s why you are most cordially invited to read the following Midas reports to shareholders to learn more about each Fund’s quality investing results and risks, in addition to the prospectus. We suggest you then formulate long term financial goals and take positive steps to implement an investment plan to seek those goals. Positive steps might include contributing to a tax advantaged Midas retirement account. In this connection, we suggest you consider one or both Midas Funds and the tax advantaged Midas Traditional, Roth, SEP, or SIMPLE IRA. Midas offers HSAs as well as Coverdell Accounts.

PLAN WITH MIDAS QUALITY INVESTING AND A LONG TERM APPROACH

We also believe quality investments can sustain an investor’s focus on long term results. In this connection, Midas Fund seeks to achieve its investment objective of primarily capital appreciation and protection against inflation and, secondarily, current income by investing in precious metals and securities of natural resource and other companies that offer financial strength, expanding production, increasing cash flow, or other special features that may achieve the Fund’s investment objectives. Likewise, Midas Magic seeks to achieve its investment objective of capital appreciation by seeking to invest in potentially some of the world’s strongest companies with global operations in finance, technology, and other industries.

TAKE ADVANTAGE OF THE MIDAS TOUCH®

Our website offering, The Midas Touch, is designed to enhance your online Midas experience with more options and information and provide additional security measures to keep your account secure. Among other features, with The Midas Touch you get:

•	Advanced user profile and password security, including multi-factor authentication

•	24/7 access to view your accounts in real time

•	A fast, safe way to add bank information for regular investing and redemptions, with instant bank verification

•	Ease of securely opening additional accounts online

DON’T HAVE AN ONLINE ACCOUNT WITH THE MIDAS  TOUCH? JUST FOLLOW THESE  STEPS:

•	Visit www.MidasFunds.com and select “Account Access”

•	Follow the simple prompts to create and set up a new online user account

•	To create your online account access, you will need your: Midas Funds account number, social security number or business TIN, date of birth, zip code, and email address

1 MIDAS ANNUAL REPORT 2023

If your email address is not recognized, contact Shareholder Services at 1-800-400-MIDAS (6432) to link your email address to your account.

There is no charge for shareholders to receive account statements, confirmations, and tax forms electronically (i.e. by e-delivery). You can make your e-delivery election by visiting www.MidasFunds.com, selecting “Account Access,” logging in to your account, and selecting Document

Midas Magic seeks . . . to invest in potentially some of the world’s strongest companies with global operations in finance, technology, and other industries.

Delivery Settings from the menu on the left. If you elect to receive these materials in paper by mail, your account may be charged an annual $20 account service fee to cover printing, mailing, postage, handling, and related charges (unless waived by the Funds or the Investment Manager in their discretion).

FORGET MARKET TIMING: INSTEAD INVEST THROUGH THE MIDAS SYSTEMATIC INVESTMENT  PROGRAM

Systematic monthly investing can reduce normal investor anxiety over investing in a rising or falling market or buying all your shares at market highs. With the Midas Systematic Investment Program, you decide now to invest a certain amount each month in the future for as long as you like, and Midas will automatically transfer the money from your bank account for investment in your designated Midas account. Although investing regularly cannot assure a profit, protect against loss in a declining market, or eliminate the risk of permanent loss, we believe it may result in a lower average cost for your Midas purchases. You should consider your ability to continue your Midas purchases through periods of low price levels before undertaking such a strategy.

There is no minimum investment if you start a Midas Systematic Investment Program making at least $100 monthly investments. Moreover, you can start, change, and stop your Program anytime online with The Midas Touch.

If you have any questions about the Midas Family of Funds or our attractive suite of Midas shareholder services, please call us toll free at 1-800-400-MIDAS (6432) or visit us at MidasFunds.com – with no obligation on your part.

Sincerely,

Thomas B. Winmill

President

MIDAS ANNUAL REPORT 2023 2

MIDAS FUND
Portfolio Commentary

It is a pleasure to welcome each of our new shareholders who have invested in Midas Fund and to submit this Annual Report. The Fund seeks primarily capital appreciation and protection against inflation and, secondarily, current income through investments principally in securities of natural resources companies, gold, silver, and platinum bullion and coins, and any type of equity security and in companies of any size, industry or sector, including both domestic and foreign companies. The Fund may use speculative investment techniques, such as leverage.

PRECIOUS METALS AND FINANCIAL MARKETS

During 2023, the gold price averaged about $1,942 per ounce (all metal prices are based on the London PM Fix) as compared to $1,801 and $1,799 in 2022 and 2021, respectively. With a low of $1,811 and a high of $2,078, the gold price ended up 15% for 2023. Spot prices of other precious metals were depressed in 2023, with silver down about 1%, platinum down about 6%, and palladium down about 39% over the year. Yet, the rate of inflation over the 12 months through November 2023 as measured by (i) the Consumer Price Index was 3.1%, and (ii) the Producer Price Index for final demand rose 0.9%. According to the Federal Reserve minutes for the December 2023 Federal Open Market Committee (“FOMC”) meeting, the FOMC staff characterized the personal consumption expenditures (PCE) inflation indicator as “elevated” but showing notable signs of easing. Looking ahead, we note that the FOMC meeting minutes stated that risk of inflation was “skewed to the upside, given that inflation was still elevated and the possibility that inflation might prove to be more persistent than expected.” Moreover, we believe that outperformance by gold and other natural resource companies and bullion might be in the offing due to the ever-burgeoning fiscal imbalances in the United States and many other countries around the world.

INVESTMENT STRATEGY AND RETURNS

Using a disciplined approach, the Fund is currently emphasizing, among others, gold and other natural resource companies offering potential financial strength, expanding production profiles, strong free cash flow, and promising exploration potential. The Fund’s portfolio is focused on what we believe to be some of the best companies in the sector and so we view Midas Fund as currently well positioned to seek capital appreciation and protection against inflation. In 2023, Midas Fund’s total return was (1.79)% and the S&P 500 Index total return was 25.67%. The Fund’s net investment loss, net realized gain on investments, and unrealized appreciation on investments were, respectively, $351,097, $111,545, and $62,324, which contributed materially to the Fund’s total return. A profitable sale in 2023 was made of shares of Agnico Eagle Mines Limited, a major precious metals producer, and losses were taken on, among others, Orezone Gold Corporation, a junior precious metals producer. During this period, unrealized depreciation was recorded from holdings of, among others, SSR Mining Inc., an intermediate precious metals producer, and unrealized appreciation from, among others, Dundee Precious Metals, Inc., an intermediate precious metals producer.

THE OUTLOOK FOR DISCOVERING OPPORTUNITIES

In our view, the macroeconomic support for ever-higher gold prices continues to build: U.S. government fiscal policies of massive deficit spending. In this environment, and using its core strategy of “quality, with growth,” Midas Fund seeks to hold a portfolio of what we view as quality gold mining and other natural resource companies, and any other type of equity security that may achieve the Fund’s investment objectives. Moreover, some mining companies appear to offer good value relative to historical norms in terms of price to cash flow, price to net asset value, and similar measures. By seeking quality investments with solid growth potential at attractive valuations, we seek to address the risks inherent in the sector, yet position Midas Fund to benefit from positive trends.

1.	Agnico Eagle Mines Limited	6.	Lundin Gold Inc.
2.	Northern Star Resources Limited	7.	Endeavor Mining plc
3.	B2Gold Corp.	8.	SPDR Gold Trust
4.	Evolution Mining Limited	9.	Royal Gold Inc.
5.	SSR Mining Inc.	10.	Dundee Precious Metals Inc.

Top ten security holdings comprise approximately 81% of net assets. Top ten security holdings are shown for informational purposes only and are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

3 MIDAS ANNUAL REPORT 2023

MIDAS MAGIC
Portfolio Commentary

It is a pleasure to welcome each of our new shareholders to Midas Magic and to submit this Annual Report. The Fund seeks to achieve its investment objective of capital appreciation by investing in any security type (i.e., stocks, bonds, etc.), and in companies of any size, industry, or sector, including both domestic and foreign companies. In seeking to enhance returns, the Fund may use speculative investment techniques, such as leverage.

ECONOMIC AND MARKET REPORT

According to the minutes of the December 2023 Federal Open Market Committee (“FOMC”) meeting, recent indicators suggest that “growth in U.S. real gross domestic product was slowing from its strong third-quarter pace.” Labor market conditions, notably an unemployment rate of 3.7% in November 2023, was described as “tight, with moderating but still-strong job gains.” Turning to financial markets, the FOMC staff noted that financial conditions in the recent period had eased, “driven by a decline in interest rates, an increase in equity prices, and a depreciation in the dollar.” The staff further expressed its belief that the “rise in equity prices was supported by the decline in Treasury yields and by earnings growth that exceeded consensus expectations.”

INVESTMENT STRATEGY AND RETURNS

In view of these economic and market developments, the Fund’s strategy has generally been to focus primarily on large companies, with a broad orientation towards conservatively priced value stocks and selected growth issues. The Fund seeks companies with growing operations showing superior returns on assets with moderate debt, generating free cash flow, and trading at reasonable valuations. Relative to the S&P 500 Index, the Fund’s portfolio currently is more weighted in the financial services and consumer cyclical sectors while less weighted in economically sensitive and defensive sectors. For the 12 months ended December 31, 2023, the Fund’s net investment loss, net realized gain on investments, and unrealized appreciation on investments were, respectively, $622,686, $363,336, and $4,858,041, which contributed materially to the Fund’s total return of 32.70%. The S&P 500 Index total return was

25.67% for the period.

Profitable sales in the period were made of, among others, shares of LCI Industries in the transportation equipment industry. Losses were taken on, among others, Nexstar Media Group, Inc. in the communications industry. The Fund’s holdings of Elevance Health, Inc. in the insurance carriers industry underperformed during the period. At the same time, the Fund benefited from unrealized appreciation by its investment in Lam Research Corporation in the industrial and commercial machinery and computer equipment industry. At December 31, 2023, the Fund had investments in 20 companies and its two top investments, Mastercard Inc. Class A and Alphabet Inc. Class A, comprised about 24% and 26%, respectively, of net assets.

THE OUTLOOK FOR OPPORTUNITIES IN 2024

Looking ahead, we note that the FOMC has stated that “tighter financial and credit conditions for households and businesses are likely to weigh on economic activity, hiring, and inflation.” Accordingly, we believe that investors should remain wary, and expect further market volatility and price weakness. In this environment, the Fund may benefit during 2024 from its flexible portfolio approach and by employing aggressive and speculative investment techniques from time to time as deemed appropriate.

CONTACT US FOR INFORMATION AND SERVICES

Since the Fund’s strategies reflect longer term wealth building goals, we believe that it can be especially appropriate for a program of steady monthly investing. To make regular investing in the Fund as easy, convenient, and affordable as possible, we offer the Midas Systematic Investment Program. For information, simply visit www.MidasFunds.com or give us a call toll free at 1-800-400-MIDAS (6432).

1.	Alphabet Inc. Class A	6.	Williams-Sonoma, Inc.
2.	Mastercard Incorporated Class A	7.	U-Haul Holding Company Series N Non Voting
3.	Berkshire Hathaway Inc. Class B	8.	Lam Research Corporation
4.	AutoZone, Inc.	9.	Credit Acceptance Corporation
5.	JPMorgan Chase & Co.	10.	UnitedHealth Group Inc.

Top ten security holdings comprise approximately 104% of net assets. Top ten security holdings are shown for informational purposes only and are subject to change. The above portfolio information should not be considered as a recommendation to purchase or sell a particular security and there is no assurance that any securities will remain in or out of the Fund.

MIDAS ANNUAL REPORT 2023 4

PERFORMANCE GRAPHS / TOTAL RETURNS	December 31, 2023 (Unaudited)
Portfolio Commentary

RESULTS OF $10,000 INVESTMENT

JANUARY 1, 2014 THROUGH DECEMBER 31, 2023

The performance graphs show returns of an initial investment of $10,000 in each of Midas Fund and Midas Magic from 1/1/14 to 12/31/23. Midas Fund is compared to the S&P 500 Index (“S&P 500”) and the Morningstar Category of Equity Precious Metals funds, an index of 56 funds, of which 8 have been in existence since 1/1/14. Midas Magic is compared to the S&P 500. Results reflect reinvestment of dividends, interest, and distributions but do not reflect a deduction for, if any, short term redemption fees, account expenses, or shareholder taxes. The S&P 500, a broad equity index, is unmanaged and fully invested in common stocks. You cannot invest directly in an index. The data presented represents past performance and cannot be used to predict future results.

Results of $10,000 Investment January 1, 2014 Through December 31, 2023
	Value as of 12/31/23	% Aggregate Total Return*†	% Avg. Annual Return*†

Midas Fund	$ 7,971	(20.29)%	(2.24)%

Midas Magic	$24,846	148.46%	9.53%

Equity Precious Metals	$14,748	47.48%	3.96%

S&P 500	$31,153	211.53%	12.03%

Average Annual Total Return for the Periods Ended December 31, 2023*

	1 Year	5 Years	10 Years

Midas Fund	(1.79)%	0.37%	(2.24)%

Midas Magic	32.70%	16.37%	9.53%

† For the 10 year period ended December 31, 2023.

* The returns shown do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5 MIDAS ANNUAL REPORT 2023

ALLOCATION OF PORTFOLIO SECURITY HOLDINGS	December 31, 2023 (Unaudited)

MIDAS ANNUAL REPORT 2023 6

ABOUT YOUR FUND’S EXPENSES
Portfolio Commentary

Fund shareholders may incur two types of costs: (1) transaction costs, including redemption or small account fees (if applicable); and (2) ongoing costs, including management fees, distribution and 12b-1 service fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.

ACTUAL EXPENSES

The first line under each Fund in the table below provides information about actual account values and actual expenses for each Fund. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. First, identify the Fund you own. Second, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge you a $20 annual small balance account fee if the value of your shares is less than $500 and may redeem shares automatically in your accounts to pay the $20 fee. In determining your total eligible investment amount, we will include your investments in all personal accounts registered under your Social Security number. Personal accounts include individual accounts, joint accounts, UGMA/UTMA accounts, personal trusts, Coverdell Accounts, and IRAs (including traditional, Roth, Rollover, SEP, and SIMPLE-IRAs), and certain other retirement accounts.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of a Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or small account fees. Therefore, the lines labeled “hypothetical” are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE ANALYSIS TABLE

	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Expenses Paid During Period July 1 to December 31, 2023 (a)	Annualized Expense Ratio

MIDAS FUND

Actual	$ 1,000.00	$ 982.14	$ 25.53	5.11%

Hypothetical(b)	$ 1,000.00	$ 995.45	$ 25.75	5.11%

MIDAS MAGIC

Actual	$ 1,000.00	$ 1,327.02	$ 27.51	4.69%

Hypothetical(b)	$ 1,000.00	$ 1,001.56	$ 23.66	4.69%

(a)  Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184, the number of days in the most recent fiscal half year, divided by 365, to reflect the one half year period.

(b)  Assumes 5% total return before expenses.

7 MIDAS ANNUAL REPORT 2023

MIDAS FUND	Schedule of Portfolio Investments
	Financial Statements	December 31, 2023

Common Stocks (118.45%) Shares		Value

Major Precious Metals Producers (26.72%)

30,000	Agnico Eagle Mines Limited	$1,645,500
275,000	B2Gold Corp.	869,000
11,400	Newmont Corporation	471,846

		2,986,346

Intermediate Precious Metals Producers (74.64%)

74,500	Centerra Gold Inc.	444,020
98,000	Dundee Precious Metals, Inc.	627,214
38,000	Endeavour Mining Corp.	853,800
319,554	Evolution Mining Limited	862,482
2,580	Franco-Nevada Corporation	285,890
68,750	Lundin Gold Inc.	858,227
125,000	Northern Star Resources Limited	1,162,929
121,000	OceanaGold Corporation (a)	231,960
373,000	Perseus Mining Ltd.	470,131
925,000	Resolute Mining Limited (a)	280,551
5,300	Royal Gold, Inc.	641,088
575,000	Silver Lake Resources Ltd. (a)	466,365
80,000	SSR Mining Inc.	860,801
6,000	Wheaton Precious Metals Corp.	296,040

		8,341,498

Junior Precious Metals Producers (6.45%)

206,000	Orezone Gold Corp. (a)	129,904
600,000	Shanta Gold Ltd.	98,670
8,604	Triple Flag Precious Metals Corp.	114,550
72,000	Victoria Gold Corp. (a)	378,212

		721,336

Other Natural Resources Companies (10.64%)

23,000	iShares Silver Trust (a)	500,940
3,600	SPDR Gold Trust (a)	688,212

		1,189,152

Total investments (Cost $9,994,620) (118.45%) (b)		13,238,332
Liabilities in excess of cash and other assets (-18.45%)		(2,061,859)

Net assets (100.00%)		$11,176,473

(a)	Non-income producing.

(b)

The Fund’s total investment portfolio value has been pledged as collateral for borrowings under the Fund’s credit agreement. The outstanding loan balance under the credit agreement was $1,976,800 as of December 31, 2023.

See notes to financial statements.
MIDAS ANNUAL REPORT 2023 8

MIDAS MAGIC	Schedule of Portfolio Investments
	Financial Statements	December 31, 2023

Common Stocks (124.03%) Shares		Value

Automotive Dealers and Gasoline Service Stations (9.52%)

645	AutoZone, Inc. (a)	$1,667,718

Automotive Repair, Services, and Parking (6.05%)

1,500	U-Haul Holding Company (a)	107,700
13,500	U-Haul Holding Company Series N Non-Voting	950,940

		1,058,640

Depository Institutions (6.61%)

6,800	JPMorgan Chase & Co.	1,156,680

Fire, Marine & Casualty Insurance (12.44%)

6,110	Berkshire Hathaway Inc. Class B (a)	2,179,193

Home Furniture, Furnishings, and Equipment Stores (5.76%)

5,000	Williams-Sonoma, Inc.	1,008,900

Industrial and Commercial Machinery and Computer Equipment (5.37%)

1,200	Lam Research Corporation	939,912

Insurance Carriers (10.83%)

750	Elevance Health, Inc.	353,670
10,000	Essent Group Ltd.	527,400
10,280	NMI Holdings, Inc. (a)	305,110
1,350	UnitedHealth Group Incorporated	710,735

		1,896,915

Non-Depository Credit Institutions (6.88%)

1,450	Credit Acceptance Corporation (a)	772,458
7,800	Enova International, Inc. (a)	431,808

		1,204,266

Primary Metal (2.77%)

2,270	Encore Wire Corporation	484,872

Security and Commodity Brokers, Dealers, Exchanges, and Services (0.90%)

1,900	Interactive Brokers Group, Inc. Class A	157,510

Service - Business Services (24.35%)

10,000	Mastercard Incorporated Class A	4,265,100

See notes to financial statements.
9 MIDAS ANNUAL REPORT 2023

MIDAS MAGIC	Schedule of Portfolio Investments
	Financial Statements	concluded

Shares		Value

Service - Computer Programming, Data Processing (25.84%)

32,400	Alphabet Inc. Class A (a)	$4,525,956

Service - Help Supply Services (3.67%)

7,300	Robert Half Inc.	641,816

Wholesale Trade - Durable Goods (3.04%)

4,700	BlueLinx Holdings Inc. (a)	532,557

Total investments (Cost $5,954,250 ) (124.03%) (b)		21,720,035
Liabilities in excess of cash and other assets (-24.03%)		(4,207,446)

Net assets (100.00%)		$17,512,589

(a)	Non-income producing.

(b)

The Fund’s total investment portfolio value has been pledged as collateral for borrowings under the Fund’s credit agreement. The outstanding loan balance under the credit agreement was $4,084,900 as of December 31, 2023.

See notes to financial statements.
MIDAS ANNUAL REPORT 2023 10

STATEMENTS OF ASSETS AND LIABILITIES
Financial Statements

December 31, 2023	MIDAS FUND	MIDAS MAGIC

Assets
Investments, at cost	$9,994,620	$5,954,250

Investments, at value	13,238,332	21,720,035
Cash	447	424
Receivables
Dividends	3,332	2,400
Fund shares sold	675	100
Interest	7	5
Prepaid expenses and other assets	36,916	13,830

Total assets	13,279,709	21,736,794

Liabilities
Credit agreement borrowing	1,976,800	4,084,900
Payables
Accrued expenses	93,867	102,693
Investment management fees	9,731	13,626
Administrative services	9,065	13,668
Fund shares redeemed	8,026	2,296
Trustees	3,316	3,146
Distribution fees	2,431	3,876

Total liabilities	2,103,236	4,224,205

Net assets	$11,176,473	$17,512,589

Shares outstanding, $0.01 par value	10,147,561	629,682

Net asset value, offering, and redemption price per share	$1.10	$27.81

Net assets consist of
Paid in capital	$59,408,625	$1,413,495
Distributable earnings	(48,232,152)	16,099,094

	$11,176,473	$17,512,589

See notes to financial statements.
11 MIDAS ANNUAL REPORT 2023

STATEMENTS OF OPERATIONS
Financial Statements

For the Year Ended December 31, 2023	MIDAS FUND	MIDAS MAGIC

Investment Income
Dividends	$287,366	$136,976
Interest	319	86
Foreign tax withholding	(38,017)	-

Total investment income	249,668	137,062

Expenses
Investment management	117,613	154,304
Interest and fees on credit agreement	104,297	241,124
Transfer agent	97,375	44,010
Administrative services	93,330	129,725
Bookkeeping and pricing	33,310	33,270
Auditing	31,025	25,550
Distribution	29,403	40,516
Registration	26,500	26,500
Shareholder communications	26,416	13,327
Trustees	15,805	20,375
Legal	11,475	17,075
Custodian	10,022	7,300
Insurance	2,920	5,110
Other	1,274	1,562

Total expenses	600,765	759,748

Net investment loss	(351,097)	(622,686)

Realized and Unrealized Gain
Net realized gain on
Investments	109,540	363,336
Foreign currencies	2,005	-
Unrealized appreciation on Investments	62,324	4,858,041

Net realized and unrealized gain	173,869	5,221,377

Net increase (decrease) in net assets resulting from operations	$(177,228)	$4,598,691

See notes to financial statements.
MIDAS ANNUAL REPORT 2023 12

STATEMENTS OF CHANGES IN NET ASSETS
Financial Statements

For the Years Ended December 31, 2023 and 2022	MIDAS FUND		MIDAS MAGIC

Operations	2023	2022	2023	2022

Net investment loss	$(351,097)	$(269,524)	$(622,686)	$(446,689)
Net realized gain (loss)	111,545	(776,008)	363,336	370,277
Unrealized appreciation (depreciation)	62,324	(496,028)	4,858,041	(4,820,327)

Net increase (decrease) in net assets resulting from operations	(177,228)	(1,541,560)	4,598,691	(4,896,739)

Distributions to shareholders
Distributable earnings	-	-	(372,698)	(772,401)

Total distributions	-	-	(372,698)	(772,401)

Capital share transactions
Change in net assets resulting from capital share transactions	(767,861)	(347,230)	(2,176,541)	(239,702)
Redemption fees	21,159	22,334	12,605	13,321

Decrease in net assets resulting from capital share transactions	(746,702)	(324,896)	(2,163,936)	(226,381)

Total change in net assets	(923,930)	(1,866,456)	2,062,057	(5,895,521)

Net assets
Beginning of period	12,100,403	13,966,859	15,450,532	21,346,053

End of period	$11,176,473	$12,100,403	$17,512,589	$15,450,532

Capital share transactions were as follows:

Value
Shares sold	$1,020,773	$1,096,779	$48,924	$105,600
Shares issued on reinvestment of distributions	-	-	358,037	750,518
Shares redeemed	(1,788,634)	(1,444,009)	(2,583,502)	(1,095,820)

Net decrease	$(767,861)	$(347,230)	$(2,176,541)	$(239,702)

Number
Shares sold	901,204	970,829	2,004	3,933
Shares issued on reinvestment of distributions	-	-	12,828	34,908
Shares redeemed	(1,559,519)	(1,256,931)	(106,759)	(43,345)

Net decrease	(658,315)	(286,102)	(91,927)	(4,504)

See notes to financial statements.
13 MIDAS ANNUAL REPORT 2023

STATEMENTS OF CASH FLOWS
Financial Statements

For the Year Ended December 31, 2023	MIDAS FUND	MIDAS MAGIC

Cash flows from operating activities
Net (decrease) increase in net assets resulting from operations	$(177,228)	$4,598,691
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sales of long term investments	2,439,806	4,006,653
Purchase of long term investments	(3,469,130)	(1,148,008)
Unrealized appreciation of investments and foreign currencies	(62,324)	(4,858,041)
Net realized gain on sales of investments and foreign currencies	(111,545)	(363,336)
Net purchases of short term investments	2,004	-
Decrease in dividends receivable	-	4,016
Decrease (increase) in interest receivable	110	(4)
Increase in prepaid expenses and other assets	(2,493)	(797)
Increase in accrued expenses	5,353	10,685
(Decrease) increase in investment management fees payable	(761)	863
Increase in administrative services payable	1,872	4,015
(Decrease) increase in distribution fees payable	(191)	247
Decrease in trustees fees payable	(2,524)	(3,628)

Net cash (used in) provided by operating activities	(1,377,051)	2,251,356

Cash flows from financing activities
Credit agreement borrowing, net	1,976,800	322,300
Net shares redeemed	(743,638)	(2,558,914)
Cash distributions paid to shareholders	-	(14,661)

Net cash provided by (used in) financing activities	1,233,162	(2,251,275)

Net change in cash	(143,889)	81

Cash
Beginning of period	144,336	343

End of period	$447	$424

Supplemental disclosure of cash flow information
Cash paid for interest on credit agreement	$86,028	$223,029
Non-cash financing activities herein consisted of:
Reinvestment of distribution	$-	$358,037

See notes to financial statements.
MIDAS ANNUAL REPORT 2023 14

NOTES TO FINANCIAL STATEMENTS
	Financial Statements	December 31, 2023

1 ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES Midas Fund and Midas Magic (each individually, a “Fund,” and collectively, the “Funds”) are each a series of shares of Midas Series Trust (the “Trust”), a Delaware statutory trust which is registered under the Investment Company Act of 1940, as amended (the “Company Act”), as an open end management investment company. Each Fund is a distinct portfolio with its own investment objective and policies. The Trust retains Midas Management Corporation (the “Investment Manager”) as the investment manager of each Fund. The investment objectives of Midas Fund are primarily capital appreciation and protection against inflation and, secondarily, current income. Under normal circumstances, in pursuit of its investment objectives, the Midas Fund’s investment strategy is to invest principally in (i) securities (e.g., common and preferred stocks, bonds, convertible securities, etc.) of companies primarily involved, directly or indirectly, in the business of mining, processing, fabricating, distributing or otherwise dealing in gold, silver, platinum, other precious metals, or other natural resources; and (ii) gold, silver, and platinum bullion and coins; provided, however, that the Fund may invest in any type of equity security (e.g., common and preferred stocks) and in companies of any size, industry or sector, including both domestic and foreign companies, that the Investment Manager believes may achieve the Fund’s investment objectives. The investment objective of Midas Magic is capital appreciation. Under normal circumstances, in pursuit of its investment objective, Midas Magic may invest in any security type (e.g., common and preferred stocks, bonds, convertible securities, etc.) and in companies of any size, industry, or sector, including both domestic and foreign companies.

Each Fund currently offers one class of shares. The Funds impose a short term trading redemption fee on any Fund shares that are redeemed or exchanged within 30 days following their purchase date. The redemption fee is 1% of the amount redeemed. Such fees are retained by the Funds for the benefit of the remaining shareholders and are accounted for as an addition to paid in capital.

The Trust is an investment company and accordingly follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.” The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Valuation of Investments – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security’s value than an earlier price from the primary market or exchange. Accordingly, a Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Gold and silver bullion are valued at 4:00 p.m. ET, at the mean between the last bid and asked quotations of the Bloomberg Composite (NY) Spot Price for that metal. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value (“NAV”). Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by a Fund could change on a day when shareholders cannot buy or sell shares of a Fund. Although the Funds’ Board of Trustees (the “Board”) may choose to determine fair value in good faith for any or all fund investments by carrying out the required functions itself, pursuant to Rule 2a-5 under the Company Act, the Board currently has chosen to designate the performance of fair value determinations to a valuation designee, the Investment Manager, subject to the Board’s oversight, with respect to securities for which market quotations are not readily available and reliable and other assets, called “fair value pricing.” Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available and reliable market quotation for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing may cause the NAV of its shares to differ from the NAV that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or traded.

Cash – Cash may include deposits allocated among banks insured by the Federal Deposit Insurance Corporation (“FDIC”) in amounts up to the insurance coverage maximum amount of $250,000. Cash may also include uninvested cash balances held by the Funds’ custodian.

15 MIDAS ANNUAL REPORT 2023

NOTES TO FINANCIAL STATEMENTS
Financial Statements

Investments in Other Investment Companies – Each Fund may invest in shares of other investment companies such as closed end funds, exchange traded funds, and mutual funds (each, an “Acquired Fund”) in accordance with the Company Act and related rules. Shareholders in a Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to a Fund’s expenses. The expenses incurred by the Funds that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds. The fees and expenses of an Acquired Fund are reflected in such Acquired Fund’s total return.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Forward Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by a Fund as an unrealized gain or loss. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably.

Derivatives – The Funds may use derivatives for a variety of reasons, such as to attempt to protect against possible changes in the value of their portfolio holdings or to generate potential gain. Derivatives are financial contracts that derive their values from other securities or commodities, or that are based on indices. Derivatives are marked to market with the change in value reflected in unrealized appreciation or depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of the asset underlying a contract, in which case the recognition of gain or loss is postponed until the disposal of the asset. The Funds risk loss if counterparties fail to meet the terms of the contract. Derivative contracts include, among other things, options, futures, forward currency contracts, and swap agreements.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or in the case of certain foreign securities, as soon as practicable after a Fund is notified. Taxes withheld on foreign dividends have been provided for in accordance with each Fund’s understanding of the applicable country’s tax rules and rates.

Expenses – Expenses deemed to have been incurred solely by a Fund are normally charged to that Fund in the entirety. Expenses deemed to have been incurred jointly by a Fund and one or more of the other investment companies for which the Investment Manager or its affiliates serve as investment manager, or other related entities, are generally allocated based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and are recorded on the ex-dividend date. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Income Taxes – No provision has been made for U.S. income taxes because each Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “IRC”), and to distribute to its shareholders substantially all of its taxable income and net realized gains. Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Each Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2020-2022) or expected to be taken in the Funds’ 2023 tax returns.

Each Fund may be subject to foreign taxation related to certain securities held by a Fund, income received, capital gains on the sale of securities, and currency transactions. Foreign taxes, if any, are recorded in accordance with each Fund’s understanding of the applicable country’s tax rules and rates. When a capital gain tax is determined to apply, a Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

2 FEES AND TRANSACTIONS WITH RELATED PARTIES The Trust has retained the Investment Manager pursuant to an investment management agreement that provides for a management fee payable monthly and based on the average daily net assets of each Fund. With respect to Midas Fund, the annual management fee is 1% on the first $200 million, .95% from $200 million to $400 million, .90% from $400 million to $600 million, .85% from $600 million to $800 million, .80% from $800 million to $1 billion, and .75% over $1 billion. With respect to Midas Magic, the annual management fee is 1% on the first $10 million, .875% from $10 million to $30 million, .75% from $30 million to $150 million, .625% from $150 million to $500 million, and .5% over $500 million.

MIDAS ANNUAL REPORT 2023 16

NOTES TO FINANCIAL STATEMENTS
Financial Statements

The Trust, on behalf of each Fund, has adopted a plan of distribution pursuant to Rule 12b-1 under the Company Act. Under the plan and a related distribution agreement, each Fund pays the distributor, Midas Securities Group, Inc. (the “Distributor”), an affiliate of the Investment Manager, a fee at the annual rate of 0.25% based on the average daily net assets of each Fund for distribution and shareholder services and other activities and expenses primarily intended to result in the sale of the Funds’ shares. In addition, Midas Fund and Midas Magic each reimbursed the Distributor $12,498 and $2,590, respectively, for payments made to certain brokers for record keeping, administrative, and similar services for the year ended December 31, 2023.

Certain officers and trustees of the Trust are officers and directors of the Investment Manager and the Distributor.

Pursuant to the investment management agreement, the Funds reimburse the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2023, the Funds reimbursed such costs as follows:

	MIDAS FUND	MIDAS MAGIC

Compliance	$ 50,365	$ 70,495

Accounting	42,965	59,230

Total	$ 93,330	$ 129,725

Each trustee of the Trust who is not an employee of the Investment Manager or its affiliates is compensated by the Funds. These trustees receive fees for service as a trustee from the Funds and the other funds of which they are a director or trustee and for which the Investment Manager or its affiliates serve as investment manager. In addition, trustee out-of-pocket expenses are allocated to each such Fund based on the most practicable method deemed equitable at the time the expense is incurred, including, without limitation, on the basis of relative assets under management. Expenses deemed to have been incurred solely by a Fund are normally charged to such Fund in the entirety. The Funds lease record storage through an affiliate at an annual cost of approximately $200 to the Funds.

3 DISTRIBUTABLE EARNINGS The tax character of distributions paid by the Funds are summarized as follows:

	MIDAS FUND		MIDAS MAGIC

Distributions paid from:	Year ended December 31,		Year ended December 31,
	2023	2022	2023	2022

Short term capital gains	$ -	$ -	$ -	$ 493,641

Long term capital gains	-	-	372,698	278,760

Total	$ -	$ -	$ 372,698	$ 772,401

As of December 31, 2023, Midas Fund had a net capital loss carryover of $51,475,864, comprised of $1,054,964 of short term losses and $50,420,900 of long term losses which may be carried forward indefinitely. Midas Fund utilized $129,817 of capital loss carryover during the year ended December 31, 2023.

17 MIDAS ANNUAL REPORT 2023

NOTES TO FINANCIAL STATEMENTS
Financial Statements

As of December 31, 2023, the components of distributable earnings (deficit) on a tax basis were as follows:

	MIDAS FUND	MIDAS MAGIC

Undistributed long term capital gains	$ -	$ 333,310

Accumulated net realized loss on investments	(51,475,864)	-

Unrealized appreciation on investments and foreign currencies	3,243,712	15,765,784

Total	$ (48,232,152)	$ 16,099,094

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

GAAP requires certain components related to permanent differences of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or NAV per share. These differences, which may result in distribution reclassifications, are primarily due to net operating losses and foreign gains and losses. As of December 31, 2023, the Funds recorded the following financial reporting reclassifications to the net asset accounts to reflect those differences.

	MIDAS FUND	MIDAS MAGIC

Distributable earnings	$ 345,755	$ 592,686

Paid in capital	$ (345,755)	$ (592,686)

4 VALUE MEASUREMENTS A hierarchy established by GAAP prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 - unobservable inputs for the asset or liability including a Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy, within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity Securities (Common and Preferred Stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

MIDAS ANNUAL REPORT 2023 18

NOTES TO FINANCIAL STATEMENTS
Financial Statements

The following is a summary of the inputs used as of December 31, 2023 in valuing each Fund’s assets. Refer to each Fund’s Schedule of Portfolio Investments for detailed information on specific investments.

MIDAS FUND	Level 1	Level 2	Level 3	Total

Common stocks	$ 13,238,332	$ -	$ -	$ 13,238,332

Total investments, at value	$ 13,238,332	$ -	$ -	$ 13,238,332

MIDAS MAGIC	Level 1	Level 2	Level 3	Total

Common stocks	$ 21,720,035	$ -	$ -	$ 21,720,035

Total investments, at value	$ 21,720,035	$ -	$ -	$ 21,720,035

5 INVESTMENT TRANSACTIONS As of December 31, 2023, for federal income tax purposes, the aggregate cost, gross unrealized appreciation (depreciation), and net unrealized appreciation of investments are summarized in the following table. The aggregate cost of securities for tax purposes will depend on the Fund’s investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

	Federal Income	Gross Unrealized		Net Unrealized
	Tax Cost	Appreciation	(Depreciation)	Appreciation

Midas Fund	$ 9,994,620	$ 3,536,524	$ (292,812)	$ 3,243,712

Midas Magic	$ 5,954,250	$ 15,765,785	$ -	$ 15,765,785

Purchases and proceeds from sales or maturities of investment securities, excluding short term securities, for the year ended December 31, 2023, were as follows:

	MIDAS FUND	MIDAS MAGIC

Purchases	$ 3,469,130	$ 1,148,008

Proceeds	$ 2,439,806	$ 4,006,653

6 CREDIT AGREEMENT The Funds entered into a revolving credit agreement and other related agreements (collectively, as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) with The Huntington National Bank (“HNB”), each Fund’s custodian, under which HNB may make loans to the Funds in such amounts as the Funds may from time to time request. The maximum loan amount under the Credit Agreement is the lesser of: (i) $4,000,000 and $4,500,000 for Midas Fund and Midas Magic, respectively, or (ii) 30% of a Fund’s daily market value, which market value may be decreased by the exclusion of certain Fund assets or asset classes, as HNB may decide from time to time in its sole discretion. Each Fund pledges its securities and other assets as collateral to secure its obligations under the Credit Agreement and each Fund retains the risks and rewards of the ownership of such securities and other assets pledged.

Borrowings under the Credit Agreement bear an interest rate per annum to be applied to the principal balance outstanding, from time to time, equal to the Term Secured Overnight Financing Rate (SOFR) plus 1.28%. An unused fee is charged equal to 0.125% per annum of the daily excess of the maximum loan amount over the outstanding principal balance of the loan. The Funds were charged origination fees and expenses of $7,168 for Midas Fund and $6,598 for Midas Magic upon the annual renewal of the Credit Agreement and such costs are amortized ratably through June 12, 2024, the maturity date of the Credit Agreement.

19 MIDAS ANNUAL REPORT 2023

NOTES TO FINANCIAL STATEMENTS
Financial Statements

The outstanding loan balance as of December 31, 2023, and the average daily amount outstanding, maximum amount outstanding, and weighted average interest rate related to the borrowings under the Credit Agreement for the year ended December 31, 2023, were as follows:

	MIDAS FUND	MIDAS MAGIC

Outstanding loan balance	$ 1,976,800	$ 4,084,900

Average daily amount outstanding	$ 1,475,149	$ 3,624,947

Maximum amount outstanding	$ 3,109,0000	$ 4,500,000

Weighted average interest rate	6.42%	6.41%

7 PORTFOLIO CONCENTRATION Each Fund operates as a “non-diversified” investment company under the Company Act, which means that the portion of a Fund’s assets that may be invested in the securities of a single issuer and the amount of the outstanding voting securities of a particular issuer held by a Fund are not limited by the Company Act. Each Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purposes of the IRC, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of a Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of a Fund’s portfolio, although no single investment can exceed 25% of a Fund’s total assets at the time of purchase. A more concentrated portfolio may cause a Fund’s NAV to be more volatile and thus may subject shareholders to more risk.

8 CONTINGENCIES The Funds indemnify officers and trustees for certain liabilities that might arise from the performance of their duties for the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as it involves future claims that may be made against the Funds under circumstances that have not occurred.

9 RISKS AND UNCERTAINTIES

Market Risks – An investment in a Fund is subject to market risk, including the possible loss of the entire principal amount. An investment in Fund shares represents an indirect investment in the securities owned by a Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably, and these fluctuations are likely to have a greater impact on the value of the shares during periods in which a Fund utilizes leverage.

Foreign Securities Risk – Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political, tax, and economic developments, which could adversely affect the value of such securities. Moreover, securities of foreign issuers and securities traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets. In addition, in certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect U.S. investments in the securities of issuers domiciled in those countries.

Leverage Risk – The Funds may use leverage to the extent permitted under the Company Act. Leveraging (buying securities using borrowed money) exaggerates the effect on the NAV of any increase or decrease in the market value of a Fund’s investments. Money a Fund borrows for leveraging is limited to 33 1/3% of the value of its total assets. These borrowings would be subject to interest costs that may or may not be offset by income or capital gain from the securities purchased. There can be no assurance that a Fund’s use of leverage will be successful.

Sector Risk – To the extent a Fund focuses its investments, from time to time, in a particular sector, the Fund will be subject to a greater degree to the risks specific to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect a single sector to a greater extent than if the Fund’s investments were diversified across different sectors.

MIDAS ANNUAL REPORT 2023 20

NOTES TO FINANCIAL STATEMENTS
Financial Statements

Cybersecurity Risk – With the increased use of technologies such as the Internet to conduct business, the Funds are susceptible to operational, information security, and related risks. Cyber incidents affecting the Funds or their service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Funds’ ability to calculate their respective NAVs, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional related costs.

Recent Market Events – U.S. and international markets have experienced volatility in recent months and years due to a number of economic, political and global macro factors, including rising inflation, wars between Russia and Ukraine and in the Middle East, and the impact of the coronavirus (“COVID-19”) global pandemic. While U.S. and global economies are recovering from the effects of COVID-19, labor shortages and the inability to meet consumer demand have restricted growth. Uncertainties regarding the level of central banks’ interest rate increases, political events, the Russia-Ukraine conflict and the Israel-Hamas conflict, trade tensions and the possibility of a national or global recession have also contributed to market volatility.

10 STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM In accordance with Rule 22e-4 under the Company Act, the Board of Trustees, acting on behalf of the Funds, has adopted and implemented a liquidity risk management program (the “Program”). The purpose of the Program is to assess and manage the liquidity risk of each Fund in accordance with the requirements of Section 22(e) of the Company Act. The Board of Trustees has approved the Liquidity Risk Management Committee of the Investment Manager as the administrator of the Program (the “Program Administrator”). The Program Administrator provides a written annual report to the Board of Trustees that addresses the operation of the Program and assesses the adequacy and effectiveness of the implementation, including, if applicable, the highly liquid investment minimum (“HLIM”) and, if applicable, any material changes to the Program.

The Board of Trustees reviewed the Program Administrator’s written annual report for the Funds’ most recent fiscal half-year (the “Report”). The Report provided an assessment of the Funds’ liquidity risk: the risk that the Funds could not meet requests to redeem shares issued by a Fund without significant dilution of the remaining investors’ interests in the Fund. The Program assesses liquidity risk under both normal and reasonably foreseeable stressed market conditions. The Report noted that each Fund qualified as a “primarily highly liquid fund” (as defined in Rule 22e-4 and the Program) as of the end date of the review period and therefore it remains appropriate for each Fund to continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a highly liquid investment minimum for the Funds.

The Report noted that, during the review period, neither Fund exceeded the 15% limit on illiquid investments, and that the Funds were not required to provide notice to the Board of Trustees or file Form N-LIQUID with the Securities and Exchange Commission (the “SEC”). The Report confirmed that each Fund’s investment strategy was appropriate for an open-end management investment company and that no material changes had been made to the Program during the review period nor were any material changes to the Program warranted.

The Program Administrator concluded that during the review period, each Fund has been able to meet redemption requests without significant dilution to non-redeeming Fund shareholders both in normal conditions and reasonably foreseeable stressed market conditions.

Accordingly, the Program Administrator concluded that the Program was adequately designed, effectively implemented, and operating as intended to manage the liquidity risk of each Fund during the review period.

11 RECENT REGULATORY UPDATES On January 24, 2023, the SEC adopted rule and form amendments to require mutual funds and exchange traded funds to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information. Other information, including financial statements, will not appear in a streamlined shareholder report but must be available online, delivered free of charge upon request, and filed with the SEC on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024. At this time, management is evaluating the impact of these amendments on the shareholder reports of the Funds.

21 MIDAS ANNUAL REPORT 2023

FINANCIAL HIGHLIGHTS
Financial Statements

MIDAS FUND	For the Year Ended December 31,
	2023	2022	2021	2020	2019

Per Share Data (for a share outstanding throughout each period)

Net asset value, beginning of period	$1.12	$1.26	$1.56	$1.41	$1.08

Income (loss) from investment operations:

Net investment loss (1)	(0.03)	(0.02)	(0.03)	(0.04)	(0.03)

Net realized and unrealized gain (loss) on investments	0.01	(0.12)	(0.27)	0.19	0.36

Total from investment operations	(0.02)	(0.14)	(0.30)	0.15	0.33

Distributions	-	-	-	-	-

Net asset value, end of period*	$1.10	$1.12	$1.26	$1.56	$1.41

Total Return	(1.79)%	(11.11)%	(19.23)%	10.64%	30.56%

Ratios/Supplemental Data

Net assets at end of period (000s omitted)	$11,176	$12,100	$13,967	$18,265	$17,442

Ratio of total expenses to average net assets	5.11%	4.25%	3.83%	3.77%	4.32%

Ratio of net expenses to average net assets (2)	5.11%	4.25%	3.83%	3.77%	4.32%

Ratio of net investment loss to average net assets	(2.99)%	(2.16)%	(1.91)%	(2.53)%	(2.41)%

Portfolio turnover rate	18%	19%	1%	18%	22%

(1)  Average shares outstanding during the period are used to calculate per share data.

(2)  The ratio of net expenses excluding loan interest and fees from the use of leverage to average net assets was 4.22%, 4.07%, 3.45%, 3.45%, and 3.49%, for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively.

* Redemption fees from capital share transactions were less than $0.005 per share.

See notes to financial statements.
MIDAS ANNUAL REPORT 2023 22

FINANCIAL HIGHLIGHTS
Financial Statements

MIDAS MAGIC	For the Year Ended December 31,
	2023	2022	2021	2020	2019

Per Share Data (for a share outstanding throughout each period)

Net asset value, beginning of period	$21.41	$29.40	$22.74	$20.57	$16.13

Income (loss) from investment operations:

Net investment loss (1)	(0.94)	(0.63)	(0.58)	(0.41)	(0.43)

Net realized and unrealized gain (loss) on investments	7.92	(6.26)	9.29	3.22	5.83

Total from investment operations	6.98	(6.89)	8.71	2.81	5.40

Paid-in capital from redemption fees	0.02	0.02	-	-	-

Less distributions:

Realized gains	(0.60)	(1.12)	(2.05)	(0.64)	(0.96)

Net asset value, end of period	$27.81	$21.41	$29.40	$22.74	$20.57

Total Return	32.70%	(23.38)%	38.29%	13.67%	33.53%

Ratios/Supplemental Data

Net assets at end of period (000s omitted)	$17,513	$15,451	$21,346	$16,282	$15,277

Ratio of total expenses to average net assets	4.69%	3.59%	2.95%	3.38%	3.81%

Ratio of net expenses to average net assets (2)	4.69%	3.59%	2.95%	3.38%	3.81%

Ratio of net investment loss to average net assets	(3.84)%	(2.53)%	(2.06)%	(2.09)%	(2.23)%

Portfolio turnover rate	6%	24%	23%	22%	26%

(1)  Average shares outstanding during the period are used to calculate per share data.

(2)  The ratio of net expenses excluding loan interest and fees from the use of leverage to average net assets was 3.20%, 3.02%, 2.73%, 3.09%, and 3.02%, for the years ended December 31, 2023, 2022, 2021, 2020, and 2019, respectively.

See notes to financial statements.
23 MIDAS ANNUAL REPORT 2023

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF

MIDAS SERIES TRUST

ROCHESTER, NEW YORK

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Midas Fund and Midas Magic (the “Funds”), each a series of Midas Series Trust (the “Trust”), including the schedules of investments, as of December 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of December 31, 2023, the results of their operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the Funds in the Trust since 1989.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 20, 2024

MIDAS ANNUAL REPORT 2023 24

TRUSTEES OF THE TRUST
	Supplemental Information	(Unaudited)

The following table sets forth certain information concerning the trustees currently serving on the Board of Trustees of the Trust. The Trust’s Statement of Additional Information includes additional information about the trustees and is available, without charge, upon request by calling toll free 1-800-400-MIDAS (6432) and at www.MidasFunds.com.

INDEPENDENT TRUSTEES (1)

Name, Address (2), and Date of Birth	Trustee Since (3)	Principal Occupation and Business Experience for the Past Five Years	Number of Portfolios in Fund Complex Over- seen by Trustee (4)	Other Directorships Held by Trustee During the Past Five Years (5)

Roger Atkinson January 25, 1961	2020	Since 2007, Mr. Atkinson has served as a manager with CellMark Inc., a pulp and paper trading company. His responsibilities include directing trading activity, acquisitions, and risk management.	4	None

Jon Tomasson September 20, 1958	2017

Mr. Tomasson serves as Chief Executive Officer of Vinland Capital Investments, LLC (since 2002), a real estate investment company that he founded, and Chief Investment Officer of NRE Capital Partners LLC (since 2019), a private real estate lending company. Prior to starting Vinland, Mr. Tomasson was a principal with Cardinal Capital, a leading investor in single-tenant net-leased property, and served as a Vice President at Citigroup in the Global Real Estate Equity and Structured Finance group, part of the Real Estate Investment Bank, with both transactional and various management responsibilities.

			4	None

Peter K. Werner August 16, 1959	2012 (predecessor Fund: 2004)	Retired. Previously, Mr. Werner taught, directed, and coached many programs at The Governor’s Academy of By-field MA. He also previously held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading.	4	None

INTERESTED TRUSTEE

Thomas B. Winmill (6) (7) PO Box 4 Walpole, NH 03608 June 25, 1959	2012 (predecessor Fund: 1993)

Mr. Winmill is President, Chief Executive Officer, Chairman, Chief Legal Officer, and a Trustee or Director of the Trust, Bexil Investment Trust, and Foxby Corp. He is a Director or Manager, President, Chief Executive Officer, and Chief Legal Officer of the Investment Manager and Bexil Advisers LLC, registered investment advisers (collectively, the “Advisers”), and Midas Securities Group, Inc., a registered broker-dealer (the “Broker-Dealer”), Bexil Corporation, a holding company (“Bexil”), and Winmill & Co. Incorporated, a holding company (“Winco”). He is a Director of Global Self Storage, Inc., a self storage REIT (“SELF”), and Bexil American Mortgage Inc. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), and he is a portfolio manager of Midas Fund, Midas Magic, Bexil Investment Trust, and Foxby Corp. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute.

			4	Global Self Storage, Inc.

(1) Refers to trustees who are not “interested persons” of the Fund as defined under the Company Act. (2) Unless otherwise noted, the address of record for the trustees is 2255 Buffalo Road, Rochester, NY 14624. (3) Each Trustee shall hold office until his or her successor is elected, his or her death, or the Trust terminates, whichever is sooner, with certain exceptions. (4) The “Fund Complex” is comprised of each series of the Trust, Bexil Investment Trust, and Foxby Corp., which are managed by the Investment Manager or its affiliate. (5) Refers to directorships and trusteeships held by a trustee during the past five years in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Company Act, excluding those within the Fund Complex. (6) Thomas B. Winmill is an “interested person” (as defined in the Company Act) of the Trust because of his position with the Investment Manager. (7) Thomas B. Winmill and Mark C. Winmill are brothers.

Messrs. Atkinson, Tomasson, and Werner also serve on the Audit and Nominating Committees of the Board. Mr. Winmill also serves on the Executive Committee of the Board.

25 MIDAS ANNUAL REPORT 2023

OFFICERS OF THE TRUST
(Unaudited)

The executive officers, other than those who serve as trustees, and their relevant biographical information are set forth below.

OFFICERS OF THE TRUST

Name, Address (1), and Date of Birth	Title and Officer Since (2)	Principal Occupation and Business Experience for the Past Five Years

Russell Kamerman, Esq. July 8, 1982	Chief Compliance Officer since 2014. Secretary and General Counsel since 2017

Chief Compliance Officer, Secretary, and General Counsel of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, and Bexil. He is Assistant Chief Compliance Officer, Assistant Secretary, and Assistant General Counsel of SELF and Tuxis Corporation, a real estate company (“Tuxis”). He is Assistant Chief Compliance Officer, Assistant Secretary, and Co-General Counsel of Winco. He is a member of the New York State Bar and the Chief Compliance Officer Committee and the Advertising Compliance Advisory Committee of the Investment Company Institute.

Heidi Keating March 28, 1959	Vice President since 2012 (predecessor Fund: 1988)	Vice President of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, Bexil, SELF, Tuxis, and Winco. She is a member of the IPCs.

Donald Klimoski II, Esq. September 24, 1980	Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer since 2017

Assistant Secretary, Assistant General Counsel, and Assistant Chief Compliance Officer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, and Bexil. He is Chief Compliance Officer, Secretary, and General Counsel of SELF and Tuxis. He is Chief Compliance Officer, Secretary, and Co-General Counsel of Winco. He is a member of the New York, New Jersey, and Patent Bars and the Compliance Advisory Committee of the Investment Company Institute. Previously, he served as Associate General Counsel of Commvault Systems, Inc. Prior to that, he was an associate at Sullivan & Cromwell LLP, where his practice focused on mergers and acquisitions, securities law, corporate governance, intellectual property, and related matters.

Thomas O’Malley July 22, 1958	Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President since 2012 (predecessor Fund: 2005)

Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealer, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

Louis Soulios July 24, 1981	Vice President, Finance since 2022	Vice President, Finance, of the investment companies in the Fund Complex, the Advisers, the Broker-Dealer, Bexil, SELF, Tuxis, and Winco. He is a certified public accountant.

Mark C. Winmill (3) November 26, 1957	Vice President since 2012

Vice President of the other investment companies in the Fund Complex and Midas Management Corporation. He is a member of the IPCs. He is President, Chief Executive Officer, Chairman, and a Director of SELF and Tuxis. He is Executive Vice President and a Director of Winco, and a principal of the Broker-Dealer.

(1) Unless otherwise noted, the address of record for the officers is 2255 Buffalo Road, Rochester, NY 14624. (2) Officers hold their positions with the Trust until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Trustees. The officers were last elected on December 13, 2023. (3) Thomas B. Winmill and Mark C. Winmill are brothers.

MIDAS ANNUAL REPORT 2023 26

Rev. 12/2022

PRIVACY POLICY

FACTS	WHAT DOES MIDAS DO WITH YOUR PERSONAL INFORMATION?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	•	Social Security number	•	Transaction or loss history	•	Retirement assets
	•	Account balances	•	Account transactions	•	Checking account information
When you are no longer our customer, we continue to share your information as described in this notice.
How?

All financial companies need to share customer’s personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Midas chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Midas share?	Can you limit this sharing?
For our everyday business purposes - Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes - To offer our products and services to you	Yes	No

For joint marketing with other nonaffiliated financial companies	No	We don’t share

For our affiliates’ everyday business purposes - Information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes – Information about your creditworthiness	No	We don’t share

For our affiliates to market to you -	Yes	Yes

For nonaffiliates to market to you -	No	We don’t share

To Limit Sharing	•	Call Midas at 212-785-0900; or
	•	Mail the form below
Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	Call 1-800-400–MIDAS (6432) or go to www.MidasFunds.com

"	..................................................................................................................................................................

Mail-in Form

Leave blank or

[If you have a joint account, your choice will apply to everyone on your account unless you mark below.

☐ Apply my choice only to me]

Mail to:

Midas Funds

2255 Buffalo Road

Rochester, NY 14624

Mark if you want to limit: ☐ Do not allow your affiliates to use my personal information to market to me.

Name
Address

City, State, Zip
Account #

27 MIDAS ANNUAL REPORT 2023

Who we are
Who is providing this notice?	Midas: Midas Fund and Midas Magic, each a series of Midas Series Trust, and Midas Securities Group, Inc.

What we do

How does Midas protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does Midas collect my personal information?	We collect your personal information, for example, when you
• Open an account
• Buy securities from us
• Provide account information
• Give us your contact information
• Pay us by check
Federal law gives you the right to limit only
• Sharing for affiliate’s everyday business purposes - information about your creditworthiness
Why can’t I limit all sharing?	• Affiliates from using your information to market to you
• Sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing
What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account - unless you tell us otherwise

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
• Midas shares with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
• Midas does not share with nonaffiliates so they can market their financial products or services to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
• Midas does not jointly market.

MIDAS ANNUAL REPORT 2023 28

ADDITIONAL INFORMATION
	Supplemental Information	(Unaudited)

QUARTERLY SCHEDULES OF PORTFOLIO HOLDINGS

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT. The Trust’s Form N-PORT reports are available on the SEC’s website at www.sec.gov and a link thereto can be found on the Fund’s website at www.MidasFunds.com.

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by calling 1-800-400-MIDAS (6432) and on the website of the SEC at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling 1-800-400-MIDAS (6432), on the website of the SEC at www.sec.gov, and on the Trust’s website at www.MidasFunds.com.

POLICIES AND UPDATES

The Trust recently amended, among other things, the exclusive forum provisions in its Bylaws. A full copy of the amended Bylaws is available on the Trust’s website www.MidasFunds.com.

Certain provisions in the Trust’s Amended Trust Instrument and/or Bylaws (“Governing Documents”) could have the effect of depriving the owners of shares in a Fund of, among other things, bringing litigation against a Fund and/or any trustee, officer, employee or affiliate thereof. The foregoing summary is subject to the Governing Documents of the Trust, which are on file with the SEC and available on the Trust’s website www.MidasFunds.com.

The Midas Funds are part of a fund complex which includes Foxby Corp. and Bexil Investment Trust.

Please Note - There is no assurance that a Fund’s investment objectives will be attained. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

You should consider the investment objectives, risks, and charges and expenses of the Midas Funds carefully before investing. The prospectus and each summary prospectus contain this and other information about the Midas Funds. To obtain a copy of the prospectus and each summary prospectus, please contact us at 1-800-400-MIDAS (6432) or download them at https://midasfunds.com/literature/. Please read the prospectus and each summary prospectus carefully before investing. The Midas website addresses included in this report are textual references only. The information on the website is not incorporated by reference into this report.

Midas Fund invests in securities of companies involved in the business of mining, processing, fabricating, distributing, or otherwise dealing in natural resources and precious metals. Midas Fund is subject to risks including, but not limited to, those associated with market fluctuations, foreign investment, non-diversification, concentration, investments in gold, silver, platinum, and other precious metals, natural resource companies, depletion and exploration risk, and in-kind redemptions.

Investment products, including shares of the Funds, are not federally or FDIC insured, are not deposits or obligations of, or guaranteed by, any financial institution and involve investment risk, including possible loss of principal and fluctuation in value. Consult with your tax advisor or attorney regarding specific tax issues.

Cautionary Note Regarding Forward Looking Statements - One of Midas’ guiding principles is that we will communicate with our shareholders and prospective investors as candidly as possible because we believe shareholders and prospective investors benefit from understanding our investment philosophy and approach. Our views and opinions regarding the prospects of our portfolio holdings, the Midas Funds, and the economy are “forward looking statements” as defined under the U.S. federal securities laws which may or may not be accurate and may be materially different over future periods. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” “may,” “should,” “plan,” or the negative of such terms and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from a Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Midas Funds invest, management risk, and other risks discussed in the Midas Funds’ filings with the U.S. Securities and Exchange Commission. We disclaim any obligation to update or alter any forward looking statements, whether as a result of new information, future events, or otherwise. Thus, you should not place undue reliance on forward looking statements, which speak only as of the date they are made.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. NOT FDIC INSURED MAY LOSE VALUE NOT BANK GUARANTEED

29 MIDAS ANNUAL REPORT 2023

INVEST WITH MIDAS
	Account Information	(Unaudited)

MIDAS FUNDS OFFER

•	Regular Accounts

•	IRA Retirement Accounts, including Traditional, Simplified Employee Pension IRA (SEP IRA, a retirement plan specifically designed for, and funded by, self-employed people and small business owners), Roth, and SIMPLE. The Savings Incentive Match Plan for Employees (SIMPLE) plan is devised specifically to help satisfy the needs of small businesses with 100 or fewer employees.

•	Education Savings Accounts

•	Health Savings Accounts

•	Online and toll free telephone account access

•	Electronic delivery of account statements, reports, and prospectus, etc.

Only $1,000 minimum to open a Midas Funds account, with subsequent minimum investments of $100.

There is NO FEE to open an account.

Join our free and automatic Midas Systematic Investment Program and open an account for only $100, and make subsequent monthly investments of $100 or more.

SIGN UP FOR ELECTRONIC DELIVERY

Midas shareholders can now sign up for electronic delivery of their account statements, confirms, tax forms and regulatory documents.

It is fast and easy to sign up for electronic delivery. Just follow these three simple steps:

(1) Log into online account through The Midas Touch® by clicking Account Access on www.MidasFunds.com. If you have not registered for The Midas Touch, click on Account Access and follow the registration instructions under “Sign up for Midas Touch online access.”

(2) After logging in, select Document Delivery Settings under the Documents tab in the left navigation menu.

(3) On this page you can choose to have documents sent to your e-mail address. That’s it!

When you sign up for electronic delivery, you’ll get an email notifying you that your important account documents are ready for instant access on our secure website.

MIDAS ANNUAL REPORT 2023 30

INSTRUCTIONS FOR ONLINE AND PAPER APPLICATIONS

Opening Your New Account

ONLINE

To open a Regular Individual or Joint Account, Uniform Gift to Minor Account, or a Traditional, SEP, SIMPLE, or Roth IRA Account, go to www.MidasFunds.com and click “New Account” at the top menu bar.

PAPER

To open a Regular Individual or Joint Account or a Uniform Gift to Minor Account, use the paper application on the next page. For a Traditional or Roth IRA Account application, please call 1-800-400-MIDAS (6432) to request that an IRA application be sent in the mail to you or go to www.MidasFunds.com and print out an IRA application.

The number on the instructions below correspond with the number of the section on the application.

1

REGISTRATION If there is more than one owner of the account, the registration will be “Joint Tenants with Right of Survivorship” unless you specify “Tenants in Common.” If this is a Uniform Gift/Transfer to a Minor, please enter all information requested for the minor.

2

MAILING AND E-MAIL ADDRESSES AND TELEPHONE NUMBER You must be a U.S. citizen with a U.S. mailing address. If this is a Uniform Gift/Transfer to a Minor, please enter all information for the custodian, including the custodian’s physical address.

3

CHOOSE FUND(S) AND AMOUNT INVESTED Indicate the Fund(s) in which you are opening an account. The opening minimum for a Fund is $1,000 ($100 for Midas Systematic Investment Programs – see Section 7 of the Account Application). The minimum subsequent investment is $100.

4	DISTRIBUTIONS Your dividends and distributions will be reinvested in additional shares of the Fund unless you instruct Midas otherwise.

5

SHAREHOLDER COMMUNICATIONS Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 of the Account Application. To learn more about how you can access your account online and sign up for electronic delivery of these materials, please visit www.MidasFunds.com.

ACCOUNT STATEMENTS AND OTHER MATERIALS. There is no charge for shareholders to receive account statements, confirmations, and tax forms electronically (i.e., by e-delivery). You can make your e-delivery election by visiting www.MidasFunds.com and logging in to your The Midas Touch® account. With The Midas Touch, you receive 24/7 access to view your account statements, confirmations, and tax forms. If you elect to receive these materials in paper by mail, your account may be charged a $20 account service fee to cover printing, mailing, postage, handling, and related charges (unless such fee is waived by the Funds or the Investment Manager for any or all shareholders in their discretion for any or no reason). The account service fee may be applied to both retirement and nonretirement Fund accounts and may be assessed on Fund accounts regardless of the account minimum. The fee, which will be collected by redeeming Fund shares in the amount of $20, will be deducted from Fund approved accounts subject to the fee once per calendar year.

6	COST BASIS Check the method of cost basis you would prefer. The default cost basis for each of the Midas Funds is the Average Cost method. Visit www.MidasFunds.com for additional information.

7

MIDAS SHAREHOLDER SERVICES - MIDAS SYSTEMATIC INVESTMENT PROGRAM / THE MIDAS TOUCH With the free Midas Systematic Investment Program, you can establish a convenient and affordable long term investment program. The $1,000 minimum investment requirement is waived since the Midas Systematic Investment Program is designed to facilitate an automatic monthly investment of $100 or more into your Fund account(s). Please specify the total amount you want to invest each month, the Fund and when you’d like to start.

All shareholders can obtain information about their account 24 hours a day, every day, at www.MidasFunds.com and by automated telephone response at 1-800-400-MIDAS (6432). Only with The Midas Touch can you manage your account by purchasing or redeeming Fund shares using electronic funds transfer, initiate Fund to Fund transfers between the Midas Funds, and perform transactions through a Shareholder Services Representative. To activate these features, please indicate your bank routing and account numbers or attach a voided check.

8	SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING After reading this section, please sign and date the Account Application. At least one name on the bank account must match a named shareholder.

SEND BY MAIL Regular mail: Midas Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707. Overnight express mail and courier: Midas Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Checks must be payable to Midas Funds in U.S. dollars. Third party checks and money orders (other than money orders issued by a bank) cannot be accepted.

SEND BY WIRE Call 1-800-400-MIDAS (6432) between 8 a.m. and 6 p.m. ET, on business days to speak with a Shareholder Services Representative, for wire instructions.

IF YOU NEED ANY ASSISTANCE IN COMPLETING AN ONLINE OR PAPER APPLICATION, PLEASE CALL A SHAREHOLDER SERVICES REPRESENTATIVE AT 1-800-400-MIDAS (6432) BETWEEN 8 A.M. AND 6 P.M. ET ON BUSINESS DAYS.

31 MIDAS ANNUAL REPORT 2023

NEW ACCOUNT APPLICATION

Open your account online at www.MidasFunds.com or use this Account Application to open a regular Midas Account.

Mail this completed Application and check payable to Midas Funds to:

Regular mail: Midas Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246-0707.

Overnight express mail and courier: Midas Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

For an IRA or other tax advantaged accounts, please call 1-800-400-MIDAS (6432) or go to www.MidasFunds.com

IMPORTANT: In compliance with the USA Patriot Act, federal law requires all financial institutions (including mutual funds) to obtain, verify, and record information that identifies each person who opens an account.

WHAT THIS MEANS FOR YOU: When you open an account, we must receive your name, address, date of birth, and other information that will allow us to identify you. We may also ask for additional identifying documents. The information is required for all owners, co-owners, or anyone authorized to sign or transact on behalf of a legal entity that will own the account. We will return your application if this information is missing. If we are unable to verify this information, your account may be closed and you will be subject to all applicable costs.

1 REGISTRATION (Please type or print.) For assistance with this Application, please call 1-800-400-MIDAS (6432) 8 a.m. - 6 p.m. ET. Individual or Custodian of a Gift/Transfer to a Minor:
First Name	Middle Initial	Last Name	Social Security #	Date of Birth

Joint Tenant: Note: Registration will be Joint Tenants with Right of Survivorship, unless otherwise specified here as Tenants in Common ☐
First Name	Middle Initial	Last Name	Social Security #	Date of Birth

Gift/Transfer to a Minor:
Minor’s First Name	Minor’s Middle Initial	Minor’s Last Name	Minor’s Social Security #	Minor’s Date of Birth
Minor’s Address (if different than custodian address)		City	State / Zip

Estate: Note: Include a copy of a probate document indicating the name of the Executor of the Estate, such as Letters Testamentary or Letters of Administration.
Name of Estate	Estate Tax ID Number	Email
Executor	Social Security Number	Date of Birth
Co-Executor	Social Security Number	Date of Birth
For Dealer Use Only:
Financial Institution Name	Representative’s Full Name	Representative’s Branch Office Telephone Number
Dealer Number	Branch Number	Representative Number
Address	City	State/Zip
Representative’s Signature	Supervisor’s Signature

2 MAILING AND E-MAIL ADDRESSES AND TELEPHONE NUMBER
Street Address (physical address)	City	State / Zip	Daytime Telephone
Mailing Address (if different from above)	City	State / Zip	Daytime Telephone
E-mail Address
PLEASE TELL US HOW YOU HEARD ABOUT MIDAS:
AR23

MIDAS ANNUAL REPORT 2023 32

NEW ACCOUNT APPLICATION

3 FUND(S) CHOSEN AND AMOUNT INVESTED ($1,000 minimum per Fund) Note: The $1,000 initial investment minimum is waived if you elect to invest $100 or more each month through the free, automatic Midas Systematic Investment Program (see Section 7).

MIDAS FUND		MIDAS MAGIC		TOTAL

$	+	$	=	$

By Check: Please draw your check to the order of Midas Funds and enclose with this Application. Third party checks and money orders cannot be accepted.

By Wire:  Please complete this Application (except for the sentence in brackets below) and fax to 1-877-513-0756 with the name of the sending bank and amount to be wired before making an initial investment by wire. You will then be assigned a Midas account number and wiring address. Then, fill in the blanks below and mail to Midas.

[Assigned Midas account number Date the wire was sent .]
4 DISTRIBUTIONS If no box is checked, the Automatic Compounding Option will be assigned to increase the shares you own.
☐ Automatic Compounding Option Dividends and distributions reinvested in additional shares.
☐ Payment Option Dividends and distributions in cash.

5 SHAREHOLDER COMMUNICATIONS Account and confirmation statements, shareholder reports, and prospectuses will be sent to the address you provided in Section 2 above by U.S. mail. After your Midas account is established, to change to e-delivery please visit www.MidasFunds.com.

6 COST BASIS If no box is checked, the Average Cost method will be assigned as the default cost basis method.

☐ Average Cost ☐ First In, First Out ☐ Last In, First Out ☐ Low Cost, First Out ☐ High Cost, First Out

☐ Specific Lot Identification We collect this information to report cost basis information on IRS Form 1099-B. This cost basis method will be applied to all Midas Funds with the same ownership unless a different method is provided for specific funds on a separate page. Visit www.MidasFunds.com for information on cost basis.

7 MIDAS SYSTEMATIC INVESTMENT PROGRAM AND THE MIDAS TOUCH - Check the box for the service(s) you want for your account, and below please attach a voided check.

☐ Midas Systematic Investment Program - Starting          (date) automatically purchase shares of         (Fund Name) each month by transferring $         ($100 minimum) from my bank account each month. I understand there is no charge by Midas for this service.

☐ The Midas Touch - All Midas shareholders can access account information 24 hours a day, every day, at www.MidasFunds.com and 1-800-400-MIDAS (6432). With The Midas Touch, you can also manage your account by purchasing or redeeming Fund shares with the proceeds from and to your bank account, transfer between the Midas Funds, and perform telephone transactions through a Shareholder Services Representative.

To participate in the Midas Systematic Investment Program or to get The Midas Touch, please attach a voided check.

33 MIDAS ANNUAL REPORT 2023

NEW ACCOUNT APPLICATION

8 SIGNATURE AND CERTIFICATION TO AVOID BACKUP WITHHOLDING

“I certify that I have received and read the prospectus for the Midas Funds, agree to its terms, and have the legal capacity to purchase their shares. I understand that no certificates will be issued and that my confirmation statement will be evidence of my ownership of Fund shares. I acknowledge receipt of the Fund’s privacy policy notice. I understand telephone conversations with representatives of the transfer agent and Midas Securities Group, Inc., (collectively “Service Agents”) are recorded and hereby consent to such recording. I agree that the Service Agents will not be liable for acting on instructions believed genuine and under reasonable procedures designed to prevent unauthorized transactions. I certify (1) the Social Security or taxpayer identification number provided above is correct, (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the IRS that I am subject to backup withholding, or (c) I have been notified by the IRS that I am no longer subject to backup withholding, and (3) I am a U.S. person (including a U.S. resident alien).” (Please cross out item 2 if it does not apply to you.) The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Signature of ☐ Owner ☐ Custodian	Date	Signature of Joint Owner (if any)	Date

This Account Application must be signed and completed by all authorized signers.

9 STATE ESCHEATMENT LAWS

Escheatment laws adopted by various states require that personal property that is deemed to be abandoned or ownerless, including mutual fund shares and bank deposits, be transferred to the state. Under such laws, ownership of your Fund shares may be transferred to the appropriate state if no activity occurs in your account within the time period specified by applicable state law. The Fund, or its agent, retains a search service to track down missing shareholders and will escheat an account only after several attempts to locate the shareholder have failed. To avoid this from happening to your account, please keep track of your account and promptly inform the Fund of any change in your address.

MIDAS ANNUAL REPORT 2023 34

With The Midas Touch, you enjoy enhanced access at any time, online at www.MidasFunds.com or by telephone 1-800-400-MIDAS (6432), to:

•	Open a Midas investment account online

•	Monitor your investments

•	Retrieve your account history

•	Review recent transactions

•	Obtain Fund prices

•	Check your account balances and account activity

•	Obtain prospectuses, shareholder reports, and account applications, as well as IRA transfer forms and Systematic Investment Program forms for regular monthly investing

•	Purchase or redeem Fund shares using electronic funds transfer to move money to or from your authorized bank account

•	Initiate account transactions, such as Fund to Fund exchanges between the Midas Funds

•	Make transactions through a Shareholder Services Representative Monday through Friday, from 8 a.m. to 6 p.m. ET

MIDAS FUNDS P.O. BOX 46707 CINCINNATI, OH 45246-0707 1-800-400-MIDAS (6432) FOR INVESTMENT INFORMATION

There is no assurance that a Fund’s investment objectives will be attained. Past performance does not guarantee future results. The investment return and principle value of an investment will fluctuate, so shares when redeemed may be worth more or less than their original cost. Dollar cost averaging through the Systematic Investment Program does not assure a profit or protect against loss in a declining market and investors should consider their ability to make purchases when prices are low. Current performance may be lower or higher than the performance quoted herein. This Report and the financial statements it contains are submitted for the general information of the shareholders of the Midas Funds. This Report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which contains more complete information, including investment objectives, risks, and charges and expenses of the Midas Funds. Please read it carefully before you invest or send money.

Midas Securities Group, Inc., Distributor. Member: FINRA.

35 MIDAS ANNUAL REPORT 2023

PRSRT STD US POSTAGE PAID LANCASTER PA PERMIT 1762

  PO Box 46707

  Cincinnati, OH 45246-0707

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AR23

Item 1(b):

Not applicable.

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the "Code") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant's website, www.MidasFunds.com, or a copy of the Code may be obtained free of charge by calling the registrant collect at 1-212-785-0900.

Item 3. Audit Committee Financial Expert.

   The registrant's Board of Trustees has determined that it has three "audit committee financial experts" serving on its audit committee, each of whom are "independent" Trustees: Roger A. Atkinson, Jon Tomasson, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2023 - $50,750
2022 - $48,500

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2023 - $4,200
2022 - $4,000

Audit related  fees include amounts reasonably related to the performance of the audit of the registrant's financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

TAX FEES

2023 - $10,000
2022 - $9,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are as follows:

ALL OTHER FEES

2023 - $0
2022 - $0

All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)
(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall consider for pre-approval any non-audit services proposed to be provided by the auditors to the registrant, and any non-audit services proposed to be provided by such auditors to the registrant’s investment manager and any service providers controlling, controlled by, or under common control with the registrant’s investment manager, if any, which have a direct impact on registrant operations or financial reporting.  In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of auditing, audit-related, non-audit related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the registrant is not necessary, however, if such services fall within the de minimis exception under Section 10A of the Exchange Act of 1934, as amended.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $38,500 in 2022 and $39,000 in 2023.

(h)
The registrant's audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

   Not applicable because the registrant is not a "listed issuer" within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

   Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

   Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

   Not applicable to open-end investment companies..

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

   Not applicable to open-end investment companies..

Item 10. Submission of Matters to a Vote of Security Holders.

   There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")), are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

   Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)(1)
Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2). Attached hereto as Exhibit 99.CERT.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)	Certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

February 28, 2024	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President and Chief Executive Officer

February 28, 2024	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

February 28, 2024	Midas Series Trust By: /s/ Thomas B. Winmill Thomas B. Winmill President and Chief Executive Officer

February 28, 2024	Midas Series Trust By: /s/ Thomas O'Malley Thomas O'Malley Chief Financial Officer